UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2025

CEA INDUSTRIES INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41266	27-3911608
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

385 South Pierce Avenue, Suite C

Louisville, Colorado 80027

(Address of principal executive office) (Zip Code)

(303) 993-5271

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001	BNC	Nasdaq Capital Market
Warrants to purchase Common Stock	BNCWW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Asset Management Agreement

As previously disclosed in CEA Industries Inc.’s (the “Company”) Current Report on Form 8-K filed with the Securities and Exchange Commission on August 1, 2025, the Company commenced a private placement offering (the “Offering”) pursuant to securities purchase agreements entered into with certain accredited investors (the “Purchasers”) pursuant to which the Company agreed to sell and issue (i) an aggregate of 41,754,478 shares of common stock, par value $0.00001 per share (the “Common Stock”) at an offering price of $10.10 per share, (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to an aggregate of 7,750,510 shares of Common Stock at an offering price of $10.09999 per Pre-Funded Warrant and (iii) stapled warrants to purchase Common Stock (“Stapled Warrants”) to purchase up to an aggregate of 49,504,988 shares of Common Stock at an exercise price of $15.15 per Stapled Warrant to the Purchasers.

In connection with the Offering, on August 5, 2025, the Company entered into an asset management agreement (the “Asset Management Agreement”) with 10X Capital Partners LLC (the “Asset Manager”) pursuant to which the Company appointed the Asset Manager to provide asset management and related services with respect to the Company’s digital assets in accordance with a defined treasury strategy (the “Treasury Strategy”). The Treasury Strategy is primarily focused on BNB and BNB equivalents, primarily within the BNB ecosystem.

The assets subject to the Asset Management Agreement consist of the net proceeds from the Offering as well as any other cash or digital assets designated by the Company as part of its treasury (the “Treasury Assets”). The Treasury Assets are held in cryptocurrency wallets established and controlled by the Company’s Asset Manager (or an affiliate), with custody maintained by a custodian acceptable to the Company’s Strategic Committee.

The Asset Manager is compensated according to a management fee schedule set forth in the Asset Management Agreement and is also entitled to a one-time issuance of warrants to purchase shares of the Company’s Common Stock equal to 2% of the aggregate number of shares and Pre-Funded Warrants issued in the Offering (the “Asset Manager Warrants,” such shares of Common Stock underlying the Asset Manager Warrants, the “Asset Manager Warrant Shares”). The Company is responsible for all reasonable and documented expenses related to the operation of the Treasury Strategy, including custodial, banking, brokerage, transaction, and other related fees. The Asset Manager does not provide advice regarding securities, and the arrangement is structured to avoid the inclusion of securities as defined under the Investment Advisers Act of 1940.

The Asset Management Agreement has a term of twenty years. If the Company terminates the Asset Management Agreement prior to the end of the term, or if the Asset Manager terminates due to a material breach by the Company, the Company is required to pay the Asset Manager all fees and other compensation that would have accrued through the end of the term as liquidated damages, paid monthly. The Asset Manager may terminate the agreement at any time for any reason with at least 120 days’ prior written notice.

The Asset Manager is not authorized to act as custodian of the Company’s assets, nor to take possession or title to any assets, except for the direct withdrawal of fees as provided in the Asset Management Agreement. The Asset Manager may provide similar services to other clients, and the Asset Manager or its affiliates may engage in transactions for their own accounts. The Asset Management Agreement contains customary representations, warranties, confidentiality, indemnification and limitation of liability provisions, and is governed by the laws of the State of Delaware.

This arrangement is intended to provide the Company with professional management of its digital asset treasury, with a focus on maximizing BNB accumulation and value accretion, while maintaining robust controls and oversight over the Company’s digital assets.

The foregoing descriptions of the Asset Management Agreement and the Asset Manager Warrants do not purport to be complete and are qualified in their entirety by reference to the full text of the Asset Management Agreement and Form of Asset Manager Warrants, copies of which are attached hereto as Exhibits 10.1 and 4.1, respectively, and incorporated herein by reference.

Strategic Advisor Agreements

On August 5, 2025, the Company entered into two Strategic Advisor Agreements (the “Strategic Advisor Agreements”) with each of 10X BNB Cayman Sponsor and YZi Management Labs Ltd. (the “Strategic Advisors”) pursuant to which the Company engaged the Strategic Advisors to provide strategic advice and guidance relating to the Company’s business, operations, growth initiatives and industry trends in the crypto technology sector for an initial term of six months, which may be extended by mutual written agreement of the Company and the Strategic Advisors. Either the Company or the Strategic Advisors may terminate the Strategic Advisor Agreements upon 90 days’ prior written notice or for cause, as such term is defined in the Strategic Advisor Agreements. Pursuant to the terms of the Strategic Advisor Agreements, the Company will issue to the Strategic Advisors the Strategic Advisor warrants (the “Strategic Advisor Warrants”) to purchase an aggregate of 6,930,697 shares of Common Stock (such shares of Common Stock underlying the Strategic Advisor Warrants, the “Strategic Advisor Warrant Shares”). The exercise price per share of the Strategic Advisor Warrants shall be equal to the par value of the Common Stock. The Strategic Advisor Warrants shall be exercisable, in whole or in part, at any time and from time to time, for a period of seven years from the date of issuance. The Strategic Advisor Agreements also contain customary representations and warranties, confidentiality provisions and limitations on liability.

The Strategic Advisor Warrants and the Strategic Advisor Warrant Shares are being offered in reliance upon the exemption from the registration requirements of the Securities Act, pursuant to Section 4(a)(2) thereof and/or Rule 506(b) of Regulation D promulgated thereunder, and applicable state securities laws. The issuance of the Strategic Advisor Warrants and the Strategic Advisor Warrant Shares have not been registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

The foregoing description of the Strategic Advisor Agreements and Strategic Advisor Warrants do not purport to be complete and are qualified in their entirety by reference to the full texts of the Strategic Advisor Agreements and the Form of Strategic Advisor Warrants, copies of which are attached hereto as Exhibit 10.2, 10.3, and 4.2, respectively, and incorporated herein by reference.

Item 3.02 Unregistered Sale of Equity Securities

The information contained above in Item 1.01 relating to the issuance of the Asset Manager Warrant Shares and the Strategic Advisor Warrant Shares is hereby incorporated by reference into this Item 3.02.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or other securities of the Company.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 5, 2025, in connection with the closing of the Offering (the “Closing”), the Board accepted resignation letters from each of James R. Shipley, Matthew Tarallo, and Marion Mariathasan resignation letters to the Board of Directors of the Company (the “Board”) whom each resigned from their positions as directors of the Company effective as of the Closing. Each of Mr. Shipley, Mr. Tarallo and Mr. Mariathasan’s resignations were not the results of any disagreement with the Company.

On August 5, 2025, pursuant to the Board nomination rights granted by the Company in connection with the Offering and Strategic Advisor Agreement with 10X BNB Cayman Sponsor, the Board appointed Hans Thomas, age 47, and Alexander Monje, age 35 (the “Appointees”) as directors of the Company to fill the vacancies created by the resignations (the “Appointments”). The appointments were made pursuant to

Mr. Thomas founded 10X Capital in January 2004, and since its founding, he has served as its chief executive officer. Since July 2019, he has served chairman of 10X Capital Partners LLC’s subsidiary, Growth Technology Partners. As an entrepreneur, Mr. Thomas was on the founding teams of venture-backed FinTech startup InternetCash (1999) and data science firm TheNumber (2015). The Board believes Mr. Thomas’ experience as a leading technology sector investor, and within the finance and capital markets industry, among other valuable background and experience, makes him a qualified and valuable addition to the Board.

Alexander Monje is a Partner and Chief Legal Officer of 10X Capital, having joined the firm in 2022. Prior to joining 10X Capital, from 2021-2022, Mr. Monje was a member of the sponsor team of Digital World Acquisition Corp., a special purpose acquisition company that would go on to merge with Trump Media & Technology Group (NASDAQ: DJT). From 2018 to 2020, Mr. Monje worked as a commercial and securities litigator representing domestic and international investors and entrepreneurs, small to midsize private companies, and public companies in several dispute forums. From 2014 to 2015, Mr. Monje worked in institutional equity sales at Gabelli & Company. From 2013 to 2014, Mr. Monje worked in international wealth management at Morgan Stanley. Mr. Monje holds an M.B.A from the University of North Carolina, Kenan-Flagler Business School, as well as a J.D. from the University of Miami School of Law and a B.S. from the University of Miami.

The Appointees will serve as directors of the Board until the Company’s 2026 annual meeting of stockholders. The Appointments were made in accordance with the terms and conditions set forth in the PIPE transaction documents, including the Strategic Advisor Agreement with 10X BNB Cayman Sponsor, where the Company agreed to provide 10X BNB Cayman Sponsor with the right to designate two individuals for appointment to the Board. There are no family relationships between Mr. Namdar nor either of the the Appointees and any director, executive officer or person nominated or chosen by the Company to become a director of the Company within the meaning of Item 401(d) of Regulation S-K. The Company intends to enter into customary indemnification agreements with each of Mr. Namdar and each of the Appointees in connection with their respective appointed positions.

On August 5, 2025, the Board appointed David Namdar to serve as the Company’s new Chief Executive Officer, effective as of such date. David Namdar, age 40, is an accomplished executive with deep experience in cryptocurrency, digital assets, and institutional capital markets. Mr. Namdar’s principal occupations and employment during the past five years include serving in executive and leadership roles at organizations focused on digital assets, venture capital, and financial technology. Mr. Namdar’s experience and qualifications, including his expertise in digital assets and institutional capital markets, were key factors considered by the Board in connection with his appointment. There are no family relationships between Mr. Namdar and any director, executive officer or person nominated or chosen by the Company to become an executive officer of the Company within the meaning of Item 401(d) of Regulation S-K.

In connection with Mr. Namdar’s appointment to Chief Executive Officer of the Company, the Board appointed the Company’s incumbent Chief Executive Officer, Anthony K. McDonald to serve in the position of President of the Company.

Each of the Appointees and Mr. Namdar have ownership interests in the entity which now serves as the Company’s Asset Manager, and also 10X BNB Cayman Sponsor, one of the Company’s Strategic Advisors. The discussion of the terms of the Company’s Asset Management Agreement and Strategic Advisor Agreement with 10X BNB Cayman Sponsor provided in Item 1.01 of this Current Report is incorporated herein by reference. Except as previously disclosed herein, since the beginning of the Company’s last fiscal year, the Company has not engaged in any other transaction in which Mr. Namdar or the Appointees had a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K.

Item 8.01 Other Events

On August 5, 2025, the Company issued a press release announcing the Closing of the Offering. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On August 5, 2025, the Company issued a press release announcing that, effective as of market open on August 6, 2025, the Common Stock will begin trading on Nasdaq under the new ticker symbol “BNC”, and the Company’s existing public warrants will trade under the new ticker symbol “BNCWW”. The CUSIPs of the Common Stock and outstanding public warrants did not change in connection with the ticker symbol changes. The press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company’s Fat Panda-branded subsidiaries have ceased selling cannabis products and have removed cannabis products from shelves of retail locations.

Portions of this Current Report may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that the actual outcomes will not be materially different due to a number of factors. Any such statements are made in reliance on the “safe harbor” protections provided under the Private Securities Litigation Reform Act of 1995. Additional information about significant risks that may impact the Company is contained in the Company’s filings with the Securities and Exchange Commission and may be accessed at www.sec.gov. The Company is under no obligation, and expressly disclaims any obligation, to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(a)	Exhibits.

Number	Description
4.1	Form of Asset Manager Warrants.
4.2	Form of Strategic Advisor Warrants.
10.1	Asset Management Agreement, dated August 5, 2025, by and between CEA Industries Inc. and 10X Capital Partners LLC.
10.2	Strategic Advisor Agreement, dated August 5, 2025, by and between CEA Industries Inc. and 10X BNB Cayman Sponsor.
10.3	Strategic Advisor Agreement, dated August 5, 2025, by and between CEA Industries Inc. and YZi Management Labs Ltd.
99.1	Press Release, dated August 5, 2025.
99.2	Press Release, dated August 5, 2025.
104	Cover Page Interactive Data.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CEA Industries Inc.

Dated: August 7, 2025	By:	/s/ David Namdar
	Name:	David Namdar
	Title:	Chief Executive Officer